Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Maxim MidCap Value Portfolio

(the “Portfolio”)

Supplement dated October 24, 2011 to the Prospectus for the Fund, dated July 20, 2011

Katinka Domotorffy, Chief Investment Officer (“CIO”) and head of Goldman Sachs Asset Management’s (“GSAM”) Quantitative Investment Strategies team, has announced her intention to retire from GSAM at the end of 2011. Therefore, effective December 31, 2011, Ms. Domotorffy will retire and will no longer have portfolio management responsibilities with respect to the Portfolio. Effective immediately, Mr. Ron Hua and Mr. Len Ioffe join Ms. Domotorffy as Portfolio Managers of the Portfolio. Also effective immediately, Mr. William Fallon and Mr. Andrew Alford no longer have portfolio management responsibilities with respect to the Portfolio.

Accordingly, the following changes are made to the Prospectus for the Fund:

Effective immediately, the section labeled “Portfolio Managers” on page 43 of the Prospectus is deleted and replaced in its entirety with the following:

Name	Title	Length of Service as Manager of Portfolio
Ron Hua, CFA	Managing Director	2011
Katinka Domotorffy, CFA	Managing Director	2008
Len Ioffe, CFA	Managing Director	2011

Effective immediately, the paragraphs regarding Mr. Fallon and Mr. Alford on page 287 of the Prospectus are deleted and replaced in their entirety with the following:

Ron Hua, CFA, Managing Director, is the CIO of equity alpha strategies for GSAM’s Quantitative Investment Strategies (QIS) team. Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining the firm, Mr. Hua was the chief investment officer and head of research for equity investments at PanAgora Asset Management (2004-2011). In that capacity, Mr. Hua was responsible for all equity strategies, was the architect of PanAgora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s management and investment committees.

Len Ioffe, CFA, Managing Director, joined GSAM as an associate in 1995 and has been a portfolio manager since 1996.

Effective December 31, 2011, all references to Katinka Domotorffy are removed from the Prospectus in their entirety.

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, dated July 20, 2011, and should be retained for future reference.